Events and conditions since September 11, 2001 have encumbered the ability of the Company to obtain and process certain documentation and information.
The delay in receipt of this documentation and information precluded the Company from obtaining the information necessary to complete the Form 10-QSB and file it in a timely manor. The Company believes that it is now in possession of all material information and anticipates completing and filing the Form 10-QSB within the extension period.